UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
HAVERTY FURNITURE COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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780 Johnson Ferry Road, Suite 800
Atlanta, GA  30342
SUPPLEMENT TO PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

On April 1, 2020, Haverty Furniture Companies, Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) in connection with the Company’s 2020 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”), which is scheduled to be held on Friday, May 15, 2020, at 10:00 a.m. Eastern Time (ET), at the Marriott SpringHill, 120 East Redwood Street, Baltimore, Maryland.

Under Company policy, every three years shareholders are asked to provide a non-binding advisory approval for our Named Executive Officer (“NEO”) compensation, as described in this supplement to the Proxy Statement (commonly known as a “say-on-pay” proposal). This supplement is being filed to add a new Proposal 3 to solicit your vote on our "say-on-pay" proposal (“Proposal 3”).

Going forward, the Company’s board of directors has determined that, consistent with the most common practice of public companies, a say-on-pay proposal will be presented to stockholders every year, instead of every three years, commencing with the Company’s 2021 annual meeting of stockholders.

The Annual Meeting will be held as previously scheduled to present for your consideration Proposals 1 and 2 originally set forth in the Proxy Statement. Following consideration and voting on Proposals 1 and 2, we intend to adjourn the Annual Meeting to 10:00 a.m. Eastern Time (ET), on June 12, 2020 at the Marriott SpringHill, 120 East Redwood Street, Baltimore, Maryland (the “Reconvened Annual Meeting”) to allow you time to consider the new Proposal 3 described in this supplement. At the Reconvened Annual Meeting, only Proposal 3 will be presented for your consideration.

This supplement and the accompanying proxy card are being mailed to our stockholders of record as of the close of business on March 13, 2020 who are entitled to receive notice of, and to vote at, the Annual Meeting and the Reconvened Annual Meeting.

This supplement relates to Proposal 3 to be considered by stockholders at the Reconvened Annual Meeting, but does not provide all the information that is important to your decision with respect to voting on Proposal 3. Additional information that is important to your consideration of Proposal 3 is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this supplement carefully and in its entirety together with the Proxy Statement.

The proxy card or voting instruction form enclosed with this supplement (the “New Proxy Card”) relates solely to Proposal 3 which will be considered at the Reconvened Annual Meeting. To vote your shares on Proposal 3, please vote using the New Proxy Card, or submit your vote using the Internet or by telephone, using the directions provided on the enclosed New Proxy Card. IT IS IMPORTANT THAT YOU VOTE YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE RECONVENED ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED NEW PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE.

The original proxy card or voting instruction form accompanying the Proxy Statement, which was previously furnished to you, remains valid to vote on Proposals 1 and 2 originally set forth in the Proxy Statement. If you have already voted and do not submit the New Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1 and 2 but will not be counted in determining the outcome of Proposal 3.

As a stockholder, your vote is very important, and the company’s board of directors strongly encourages you to exercise your right to vote.

BY ORDER OF THE BOARD OF DIRECTORS

Jenny Hill Parker
Senior Vice President, Finance, and
  Corporate Secretary

May 5, 2020
Atlanta, Georgia

Important Notice Regarding the Availability of Proxy Materials for the
Reconvened Annual Meeting to be held on June 12, 2020:
The proxy statement, this supplement and the annual report for 2019 are available at www.proxyvote.com and on Havertys’ Investor Relations website at havertys.com under “Investor Information” then “SEC Information.”

PROPOSAL TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this supplement relates to Proposal 3 that will be presented to stockholders at the Reconvened Annual Meeting and does not provide all the information that is important to your decision with respect to voting on Proposal 3. Specifically, Proposal 3 is our say-on-pay proposal relating to compensation of our NEOs (as defined below), and that compensation is described in the Proxy Statement. Accordingly, we urge you to read this supplement carefully and in its entirety together with the Proxy Statement as originally filed with the SEC on April 1, 2020. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

Proposal 3: Advisory Vote on our Named Executive Officers' Compensation

As discussed in our Compensation Discussion and Analysis starting on page 14 of the Proxy Statement, we have designed our executive compensation to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value.  We believe that our executive compensation program is designed to reward results relevant to our short-term and long-term success based on both corporate and individual performance.

We are asking our stockholders to provide advisory approval for our Named Executive Officer (“NEOs”) compensation as described in the Proxy Statement.  This proposal, commonly known as a "say-on-pay" proposal, gives you, as a stockholder, the opportunity to express your views on our executive compensation policies for our NEOs.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and procedures described in the Proxy Statement.

Because this is an advisory vote, it will not be binding upon the Company. However, the NCG Committee of the board of directors will take into account the outcome of the vote in connection with its regular evaluations of our executive compensation program and in establishing our NEOs’ compensation.

Our Board of Directors recommends that stockholders vote "FOR" this proposal.

INFORMATION REGARDING FUTURE SAY-ON-PAY VOTES

Under Company policy that was in effect from the 2011 annual meeting through the 2020 annual meeting, stockholders are asked to vote on a “say-on-pay” proposal every three years. Our board of directors, by action on May 4, 2020, determined that commencing with our 2021 annual meeting, a say-on-pay proposal will be presented to stockholders on an annual basis. Holding these votes on an annual basis is the most common practice among public companies. We are providing this information regarding the change from having triennial votes to having annual votes solely for your information. Stockholders will vote on this change in our 2021 annual meeting and not at the Reconvened Annual Meeting.

INFORMATION ABOUT OUR RECONVENED ANNUAL MEETING

Our board of directors is furnishing you this supplement to the Proxy Statement to solicit proxies on its behalf in connection with the Reconvened Annual Meeting. The company will pay all solicitation costs.

While all our stockholders are entitled to attend the Reconvened Annual Meeting, in view of the developing situation relating to the COVID-19 pandemic, we are sensitive to the public health and travel concerns of our stockholders as well as the protocols that federal, state and local governments are imposing or may impose in an effort to control the spread of this disease.  Accordingly, we strongly encourage you to review the proxy materials and follow the instructions to cast your vote by using the Internet, telephone, or mail, in advance of the Reconvened Annual Meeting, instead of attending the meeting in person.

Who may vote?
You may vote if you were a holder of record of Haverty Furniture Companies, Inc. as of the close of business on March 13, 2020. This is the record date for both the Annual Meeting and the Reconvened Annual Meeting.

If I vote using the Internet, telephone or mail, may I still attend the Reconvened Annual Meeting?
Yes. The board recommends that you vote using one of the methods previously outlined since it is not practical for most stockholders to attend and vote at the Reconvened Annual Meeting. However, if your shares are held in street name you must obtain a proxy, executed in your favor, from your bank, broker or other holder of record to be able to vote at the Reconvened Annual Meeting.

Can I change my mind after I vote?
You may change your vote at any time before the polls close at the Reconvened Annual Meeting. You may do this by: (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again by telephone or over the Internet prior to 11:59 p.m. ET on June 11, 2020, or (3) voting again at the Reconvened Annual Meeting.

How do I vote shares that are held by my broker?
If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone and the Internet.
What am I voting on, what is the vote required for the proposal to pass and what is the effect of abstentions and uninstructed shares on the proposal?
Proposal	Board Voting Recommendation	Votes Required For Approval	Abstentions	Uninstructed shares
Advisory vote on our NEO compensation	FOR	Combined majority of votes cast in person or by proxy	Counts as a vote against	No effect
The owners of our common stock are entitled to one vote for each share held and the owners of our Class A common stock are entitled to ten votes per share held.
The proposal requires a combined majority of votes cast in person or by proxy for approval.
Abstentions are counted for purposes of quorum and have the effect of a vote “against” any matter as to which they are specified.
Proxies submitted by brokers that do not indicate a vote for the proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are not considered “shares present” and will not affect the outcome of the vote.

Who tabulates the votes?
Broadridge Financial Solutions, Inc., an independent third party, will count the votes.

Where can I find the voting results of the Reconvened Annual Meeting?
We will announce voting results on Proposal 3 at the Reconvened Annual Meeting, and we will publish the final results on Proposal 3 in a Form 8-K to be filed with the SEC on or before June 18, 2020. You may access or obtain a copy of this and other reports free of charge on our website at havertys.com, or by contacting our corporate secretary.

What if I want to receive a paper copy of the annual report and proxy statement?
If you wish to receive a paper copy of the 2019 annual report, the Proxy Statement, this supplement to the Proxy Statement, or future annual reports and proxy statements, please call 1-800-241-4599, send an email to investor.relations@havertys.com or write to: Corporate Secretary, Havertys, 780 Johnson Ferry Road, Suite 800, Atlanta, GA 30342. We will deliver the requested documents to you promptly upon your request.

Other Business

As of the date of this supplement to the Proxy Statement, we do not know of any business, other than that described in the Proxy Statement and this supplement, that may come before the Annual Meeting and the Reconvened Annual Meeting. The persons named on your Notice of Internet Availability of Proxy Materials, proxy card or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the board of directors

Jenny Hill Parker
Senior Vice President, Finance, and
  Corporate Secretary

May 5, 2020
Atlanta, Georgia

Important Notice Regarding the availability of Proxy Materials for the Reconvened Annual Meeting:
The Notice and Proxy Statement, Supplement to the Proxy Statement and Annual Report are available at www.proxyvote.com

_________________________________________________________________________________________

P R O X Y	HAVERTY FURNITURE COMPANIES, INC. COMMON STOCK Proxy Solicited on Behalf of the Board of Directors for Reconvened Annual Meeting of Stockholders to be held June 12, 2020

By signing this proxy you appoint Richard B. Hare, Jenny H. Parker and Belinda J. Clements, or either of them, proxies with full power of substitution to represent and vote all the shares you are entitled to vote as directed on the reverse side of this card on the specified proposal and, in their discretion, on any other business which may properly come before the Reconvened Annual Meeting and all postponements and adjournments. The Reconvened Annual Meeting will be held on June 12, 2020, at the Marriott SpringHill, 120 East Redwood Street, Baltimore, Maryland, at 10:00 A.M.

Please be sure to vote all classes of stock that you own.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The named proxies cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures.

Address Changes/ Comments:

(if you noted any Address Changes/comments above, please mark corresponding box on other side.)

SEE REVERSE SIDE

HAVERTYS
HAVERTY FURNITURE COMPANIES, INC.
780 Johnson Ferry Road
Suite 800
Atlanta, GA  30342

HAVERTYS COMMON STOCK

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o. Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE BE SURE TO VOTE ALL CLASSES OF STOCK THAT YOU OWN.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY  WHEN SIGNED AND DATED.

HAVERTY FURNITURE COMPANIES, INC. COMMON STOCK
The Board of Directors recommends a vote FOR the following proposal.
3. Advisory vote on our named executive officers’ compensation.	For Against Abstain ◻ ◻ ◻

Please date and sign exactly as name(s) appear(s) hereon. When signing as an attorney, administrator, trustee or guardian, please give full title as such.   If a corporation, please sign in full corporate name by President or other authorized person.  If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner should sign.

For address changes and/or comments, please check this box and write them on the back where indicated. [ ]

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the availability of Proxy Materials for the Reconvened Annual Meeting:
The Notice and Proxy Statement, Supplement to the Proxy Statement and Annual Report are available at www.proxyvote.com

_________________________________________________________________________________________

P R O X Y	HAVERTY FURNITURE COMPANIES, INC. CLASS A COMMON STOCK Proxy Solicited on Behalf of the Board of Directors for Reconvened Annual Meeting of Stockholders to be held June 12, 2020

By signing this proxy you appoint Richard B. Hare, Jenny H. Parker and Belinda J. Clements, or any of them, proxies with full power of substitution to represent and vote all the shares you are entitled to vote as directed on the reverse side of this card on the specified proposal and, in their discretion, on any other business which may properly come before the Reconvened Annual Meeting and all postponements and adjournments. The Reconvened Annual Meeting will be held on June 12, 2020, at the Marriott SpringHill, 120 East Redwood Street, Baltimore, Maryland, at 10:00 A.M.

Please be sure to vote all classes of stock that you own.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The named proxies cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures.

Address Changes/ Comments:

(if you noted any Address Changes/comments above, please mark corresponding box on other side.)

SEE REVERSE SIDE

HAVERTYS
HAVERTY FURNITURE COMPANIES, INC.
780 Johnson Ferry Road
Suite 800
Atlanta, GA  30342

HAVERTYS CLASS A COMMON STOCK

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o. Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE BE SURE TO VOTE ALL CLASSES OF STOCK THAT YOU OWN.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY  WHEN SIGNED AND DATED.

HAVERTY FURNITURE COMPANIES, INC. CLASS A COMMON STOCK
The Board of Directors recommends a vote FOR the following proposal.
3. Advisory vote on our named executive officers compensation.	For Against Abstain ◻ ◻ ◻

Please date and sign exactly as name(s) appear(s) hereon. When signing as an attorney, administrator, trustee or guardian, please give full title as such.   If a corporation, please sign in full corporate name by President or other authorized person.  If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner should sign.

For address changes and/or comments, please check this box and write them on the back where indicated. [ ]